Supplement dated August 10, 2001 to the Advantus Enterprise Fund, Inc. Prospectus Dated February 1, 2001

Effective immediately, Elizabeth B. Dater joins Sammy Oh as co-portfolio manager of the Advantus Enterprise Fund, Inc. Ms. Dater replaces Stephen J. Lurito, who no longer serves as co-portfolio manager. Ms. Dater has been with CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Ms Dater joined Warburg Pincus in 1978 and served as director of research from 1984 to 1988 before founding the Warburg Pincus Small Cap and Post-Venture Capital Group in 1988.

Investors should retain this supplement for future reference.
F. 56383 8-2001